Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND

WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND

WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND

WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND

WELLS FARGO ADVANTAGE GROWTH BALANCED FUND

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

Administrator Class

Supplement dated February 9, 2009, to the 401(k) Plan Funds’ Prospectus dated February 1, 2009.

This supplement contains important information about the above referenced Funds.

In the Table of Contents, the section captioned “Your Account” should contain a subheading captioned “Compensation to Dealers and Shareholder Servicing Agents” which starts on page 48. The corresponding section of text on page 48 should also start with the heading “Compensation to Dealers and Shareholder Servicing Agents,” consistent with the reference in the Table of Contents.

In the section entitled “Description of Principal Investment Risks,” the “Multi-Style Management Risk,” which appears on page 39 is defined as follows:

Because certain portions of a Fund’s assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

K401029/P1310SP